Exhibit 99.1

MobileIron Announces Solid First Quarter 2019 Results

ARR Growth of 18%

Double digit revenue growth for second quarter in a row

MOUNTAIN VIEW, Calif., April 25, 2019 -- MobileIron (NASDAQ: MOBL), the secure foundation for modern work, today announced results for its first quarter ended March 31, 2019.

First Quarter 2019 Financial Highlights

•	Revenue was $48.1 million, up 10% year-over-year.
•	ARR was $167.2 million, up 18% year-over-year.
•	Cash generated in operating activities was $7.8 million.

“MobileIron began 2019 with a solid first quarter, delivering revenue growth of 10% and robust ARR growth of 18%.  Our team is executing on our objective of growing our recurring revenue base through subscription solutions with our best-in-class cloud products,” said Simon Biddiscombe, CEO, MobileIron. “As IT departments shift to address the threats of a Zero Trust world, we believe we are ideally poised to capitalize on this market. Already possessing the most comprehensive mobile security suite to address a Zero Trust environment, MobileIron will continue to deliver a roadmap of innovation to strengthen our security framework while enhancing the user’s experience.  I am confident that our focus on market-leading innovation and customer satisfaction will continue to propel us on our upward growth trajectory.”

ARR Composition
	Three Months Ended
	March 31,
(in millions, except percentages)	2018	2019
Total ARR	$142.2	$167.2
Year-over-year percentage increase	13%	18%
Subscription ARR	$77.6	$100.4
Year-over-year percentage increase	17%	29%
Perpetual license support ARR	$64.6	$66.8
Year-over-year percentage increase	9%	3%

Financial Outlook

The company is providing the following outlook for its second quarter 2019 (ending June 30, 2019):

•	Revenue is expected to be between $49 million and $52 million, for growth of 6% to 13% year-over-year.
•	Non-GAAP gross margin is expected to be approximately 82%.
•	Non-GAAP operating expenses are expected to be approximately $46 million.

The company is reaffirming the following outlook for 2019 (ending December 31, 2019):

•	Revenue is expected to be between $205 million and $215 million, for growth of 6% to 11%.
•	We expect ARR to grow by approximately 20% by year end.
•	We expect to generate non-GAAP operating profit.

First Quarter 2019 Business Highlights

Milestones and Recognition

•

Recognized as a 2019 Gartner Peer Insights Customers’ Choice for Unified Endpoint Management Tools, for the second consecutive year. MobileIron is the only Leader in the Gartner UEM Magic Quadrant to be recognized with this distinction.

•	Became the first UEM vendor to receive Common Criteria certification for MDM Protection Profile Version 3.0, from the US government-operated National Information Assurance Partnership (NIAP).
•

Obtained certification from the Service Capability & Performance Standards for excellence in customer support for the second year in a row and MobileIron remains the only UEM vendor to receive this certification for excellence.

•

Appointed Leslie Stretch to our Board of Directors. Currently Mr. Stretch is the CEO of the cloud company Medallia. He was previously the CEO of Callidus,  which he transitioned from a perpetual license business to a cloud and subscription model.

•

Announced partnership with NetMotion Software to enable secure, reliable access to mission-critical mobile apps and real-time data for mobile workforces for MobileIron’s UEM, Core, and Cloud offerings.

•

Recognized as a Customer Experience Award winner by Info-Tech Research Group, an  IT research and advisory company, for MobileIron’s top scores in the categories of Fair-Cost to Value (user satisfaction given software cost) and Net Emotional Footprint (user feeling towards vendor and product). This report is a detailed analysis of software vendors in the market and the report’s results are based on end-user feedback.

•	Awarded two additional US patents for mobile security, bringing MobileIron’s total number of awarded patents to 84.

Platform

•

Announced new capabilities to improve workforce productivity by strengthening access to corporate applications and services, including Mobile Application Management (MAM) for unmanaged devices and Frontline worker enablement, optimized security with mobile threat detection, and expanded OS compatibility for macOS, Android, and Windows 10 endpoints.

•	Released new versions of MobileIron Cloud, Access, Core, AppConnect, Docs@Work, Derived Credentials (PIV-D), Email+, Tunnel, Sentry, and Web@Work.
•	Integrated with Mopria Alliance for Android Enterprise mobile printing.
•	Integrated with Mobile Box for iOS email and PIM.
•	EBF published new Microsoft Office AppConfig integrations for Excel, OneDrive, OneNote, Outlook, PowerPoint, and Word.
•	MobileIron Access now documented as an authentication provider with PingFederate delegated-IdP flow.
•	Announced partnership with IDEMIA for eSIM and connectivity management.

All forward-looking non-GAAP financial measures contained in this section exclude estimates for stock-based compensation expense,  amortization of intangible assets and restructuring expense. While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its first quarter of 2018 and 2019.

Conference Call and Webcast

MobileIron will report final results for the first quarter and fiscal year 2019 on Thursday, April 25, 2019 after the close of the market and host a conference call and live webcast at 1:30 p.m. Pacific Time (4:30 p.m. ET) to discuss the company's financial results, product announcements and business highlights. Interested parties may access the call by dialing 1-866-602-7050 in the U.S. or 1-409-216-6455 from international locations (passcode 4868103). The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com. A replay will be available through the same link.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding our expectations, goals or intentions regarding future performance. Forward-looking statements in this press release include, but are not limited to, statements regarding MobileIron's revenue, operating expenses, cost structure, GAAP and non-GAAP financial metrics, as well as statements that we expect to continue to see progress through 2019 on executing on our objective of growing our recurring revenue base through subscription solutions with our best in class cloud products, that we believe we are ideally poised to capitalize on the market of IT departments shifting to address the threats of a Zero Trust world, that we will continue to deliver a roadmap of innovation to strengthen our security framework while enhancing the user’s experience, that our continued focus on market-leading innovation and customer satisfaction will continue to propel us on our upward growth trajectory, and all statements under the heading “Financial Outlook.” Forward-looking statements involve certain risks and uncertainties, and there are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, one-time expenses, including restructuring charges, seasonality, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, strength of our intellectual property portfolio, litigation, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Disclosure Information

MobileIron uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor MobileIron’s investor relations website in addition to following MobileIron’s press releases, SEC filings, and public conference calls and webcasts.

About MobileIron

MobileIron provides the secure foundation for modern work. For more information, please visit www.mobileiron.com.

"MobileIron" is a registered trademark of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2018 AND MARCH 31, 2019
(Amounts in thousands)
(Unaudited)

	December 31, 2018	March 31, 2019
Assets
Current assets:
Cash and cash equivalents (1)	$104,613	$106,447
Short-term investments (1)	1,000	547
Accounts receivable - net	60,994	38,173
Deferred commissions - current	8,265	8,785
Prepaid expenses and other current assets	8,367	11,501
Total current assets	183,239	165,453
Property and equipment - net	7,046	6,455
Operating lease right-of-use assets	-	16,328
Deferred commissions - noncurrent	9,066	8,580
Goodwill	5,475	5,475
Other assets	5,561	5,076
Total assets	$210,387	$207,367

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$2,154	$2,431
Accrued expenses	27,347	17,838
Lease liabilities - current	-	6,278
Unearned revenue - current	74,177	74,112
Customer arrangements with termination rights	19,367	17,183
Total current liabilities	123,045	117,842
Lease liabilities - noncurrent	-	11,802
Unearned revenue - noncurrent	31,660	28,767
Other long-term liabilities	1,565	155
Total liabilities	156,270	158,566
Stockholders’ equity:
Common stock	11	11
Additional paid-in capital	462,004	477,389
Treasury stock	(3,831)	(7,432)
Accumulated deficit	(404,067)	(421,167)
Total stockholders’ equity	54,117	48,801

Total liabilities and stockholders' equity	$210,387	$207,367

(1) Total cash and cash equivalents and short-term investments	$105,613	$106,994

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2018 AND 2019
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	March 31, 2018	March 31, 2019
Revenue:
Cloud services	$11,150	$15,261
License	12,441	11,371
Software support and services	20,098	21,450
Total revenue	43,689	48,082
Cost of revenue:
Cloud services (1)	2,571	4,710
License (2)	431	554
Software support and services (1)	4,975	5,023
Restructuring expense	-	76
Total cost of revenue	7,977	10,363
Gross profit	35,712	37,719
Operating expenses:
Research and development (1)	21,335	21,829
Sales and marketing (1)	23,681	24,487
General and administrative (1)	7,222	7,919
Restructuring expense	-	539
Total operating expenses	52,238	54,774
Operating loss	(16,526)	(17,055)
Other income (expense) - net	503	412
Loss before income taxes	(16,023)	(16,643)
Income tax expense	347	457
Net loss	$(16,370)	$(17,100)
Net loss per share, basic and diluted	$(0.17)	$(0.16)
Weighted-average shares used to compute net loss per share, basic and diluted	98,645	107,352

(1) Includes stock-based compensation expense as follows:
Cost of revenue
License	$-	$-
Cloud services	344	612
Software support and services	1,038	929
Research and development	4,767	4,111
Sales and marketing	2,529	2,274
General and administrative	2,015	2,364
	$10,693	$10,290

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$100	$-
	$100	$-

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2018 AND 2019
(Amounts in thousands)
(Unaudited)
	Three Months Ended
	March 31, 2018	March 31, 2019

Cash flows from operating activities:
Net loss	$(16,370)	$(17,100)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation expense	10,693	10,290
Depreciation	970	932
Amortization of intangible assets	100	-
Accretion of premium on investment securities	(12)	-
Gain on disposal of fixed assets	41	-
Changes in operating assets and liabilities:
Accounts receivable	14,438	22,821
Deferred commissions	974	(35)
Other current and noncurrent assets	(656)	(2,647)
Accounts payable	3	186
Unearned revenue	3,903	(2,958)
Customer arrangements with termination rights	(2,360)	(2,184)
Accrued expenses and other long-term liabilities	(2,544)	(1,489)
Net cash provided by operating activities	9,180	7,816

Cash flows from investing activities:
Purchase of property and equipment	(516)	(177)
Maturities of investment securities	6,800	1,000
Purchases of investment securities	(2,986)	(546)
Net cash provided by investing activities	3,298	277

Cash flows from financing activities:
Proceeds from employee stock purchase plan	1,069	953
Taxes paid for net settlement of equity awards	(3,724)	(4,409)
Proceeds from exercise of stock options	655	798
Repurchase of common stock	-	(3,601)
Net cash used in financing activities	(2,000)	(6,259)

Net change in cash and cash equivalents	10,478	1,834
Cash and cash equivalents at beginning of period	85,833	104,613
Cash and cash equivalents at end of period	$96,311	$106,447

Non-GAAP Financial Measures and Reconciliations and Other Metrics

Non-GAAP Financial Measures

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and free cash flow. These non-GAAP financial measures exclude stock-based compensation, amortization of intangible assets, and restructuring expense.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. We exclude stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding our operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between MobileIron operating results and those of other companies. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: In our non-GAAP financial measures, we have excluded the effect of the amortization of intangible assets. Amortization of intangible assets can be significantly affected by the timing and size of our acquisitions. Beginning our second quarter ended June 30, 2018, we no longer have amortizing intangible assets.

Restructuring expense: In our non-GAAP financial measures, we have excluded the effect of severance and other expenses related to a reduction in our workforce. Restructuring expense may recur in the future; however, the timing and amounts are difficult to predict.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We believe that the exclusion of stock-based compensation expense, the amortization of intangible assets,  and restructuring expense from various non-GAAP financial metrics such as gross profit, gross margin, operating income (loss), operating margin, net income (loss), and net income (loss) per share provides useful measures for management and investors. Stock-based compensation, restructuring expense, and the amortization of intangible assets have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.

Free cash flow: Our non-GAAP financial measures also include free cash flow, which we define as cash provided by (used in) operating activities less the amount of property and equipment purchased. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business relative to certain of these non-GAAP measures.

Other Metrics

Annual Recurring Revenue (ARR). Beginning with the fourth quarter of 2018, we began monitoring a new operating metric, Total ARR, which is defined as the annualized value of all recurring revenue contracts active at the end of a reporting period. Total ARR includes the annualized value of subscriptions (“Subscription ARR”) and the annualized value of software support contracts related to perpetual licenses (“Perpetual license support ARR”) active at the end of a reporting period and does not include revenue reported as perpetual license or professional services in our consolidated statement of operations. We are monitoring these metrics because they align with how our customers are increasingly purchasing our solutions and how we are managing our business. These ARR measures should be viewed independently of revenue, unearned revenue, and customer arrangements with termination rights as ARR is an operating metric and is not intended to be combined with or replace those items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates.

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	March 31, 2018	March 31, 2019

Non-GAAP gross profit reconciliation:
GAAP gross profit	$35,712	$37,719
Stock-based compensation expenses	1,382	1,541
Amortization of intangible assets	100	-
Restructuring expense	-	76
Non-GAAP gross profit	$37,194	$39,336

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over total revenue	81.7%	78.4%
GAAP to non-GAAP gross margin adjustments	3.4%	3.4%
Non-GAAP gross margin: Non-GAAP gross profit over total revenue	85.1%	81.8%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(16,526)	$(17,055)
Stock-based compensation expenses	10,693	10,290
Amortization of intangible assets	100	-
Restructuring expense	-	615
Non-GAAP operating loss	$(5,733)	$(6,150)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over total revenue	(37.8)%	(35.5)%
GAAP to non-GAAP operating margin adjustments	24.7%	22.7%
Non-GAAP operating margin: Non-GAAP operating loss over total revenue	(13.1)%	(12.8)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(16,370)	$(17,100)
Stock-based compensation expenses	10,693	10,290
Amortization of intangible assets	100	-
Restructuring expense	-	615
Non-GAAP net loss	$(5,577)	$(6,195)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	March 31, 2018	March 31, 2019
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.17)	$(0.16)
Stock-based compensation expenses	0.11	0.10
Amortization of intangible assets	-	-
Restructuring expense	-	-
Non-GAAP net loss per share	$(0.06)	$(0.06)

Free cash flow reconciliation:
Cash provided by operating activities	$9,180	$7,816
Purchase of property and equipment	(516)	(177)
Free cash flow	$8,664	$7,639

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Mar-19

Annual Recurring Revenue:
Subscription ARR	$77,600	$80,844	$88,121	$95,858	$100,421
Perpetual license support ARR	64,623	64,237	64,851	66,722	66,764
Total ARR	$142,223	$145,081	$152,972	$162,580	$167,185

Revenue:
United States	$18,767	$20,640	$21,654	$20,972	$19,612
International	24,922	25,489	27,597	33,151	28,470
Total revenue	$43,689	$46,129	$49,251	$54,123	$48,082

Disaggregation of Revenue:
Cloud services	$11,150	$11,832	$13,199	$14,533	$15,261
Upfront on-premise subscription	3,537	5,458	6,337	5,616	3,952
Ratable on-premise subscription	3,886	3,949	4,121	4,319	4,458
Software support on perpetual licenses	15,247	15,652	16,013	16,299	16,110
Recurring revenue	33,820	36,891	39,670	40,767	39,781
Perpetual license	8,904	8,422	8,669	12,395	7,419
Professional services	965	816	912	961	882
Non-recurring revenue	9,869	9,238	9,581	13,356	8,301
Total revenue	$43,689	$46,129	$49,251	$54,123	$48,082

Non-GAAP Metrics:
Non-GAAP gross profit	$37,194	$39,287	$42,001	$44,894	$39,336
Non-GAAP operating income (loss)	$(5,733)	$(3,005)	$2,020	$2,393	$(6,150)
Free cash flow	$8,664	$(3,194)	$245	$6,486	$7,639

Contact:

Erik Bylin

MobileIron

ir@mobileiron.com

650-282-7555